UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2019

Citigroup Commercial Mortgage Trust 2016-P3

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001669393)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Natixis Real Estate Capital LLC
(Central Index Key number: 0001542256)

Société Générale
(Central Index Key number: 0001238163)

Macquarie US Trading LLC d/b/a Principal Commercial Capital
(Central Index Key number: 0001634437)

The Bank of New York Mellon
(Central Index Key number: 0001497973)

Walker & Dunlop Commercial Property Funding I WF, LLC
(Central Index Key number: 0001617874)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-02	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 6.02.        Change of Servicer or Trustee.

The Heritage Industrial Portfolio Mortgage Loan, one of the assets of Citigroup Commercial Mortgage Trust 2016-P3 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of December 1, 2015 (the “WFCM 2015-P2 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, C-III Asset Management LLC, as special servicer (in such capacity, the “WFCM 2015-P2 Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee, which governs the issuance of the Wells Fargo Commercial Mortgage Trust 2015-P2, Commercial Mortgage Pass-Through Certificates, Series 2015-P2. The WFCM 2015-P2 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K (the “April 13, 2016 Form 8-K”) with respect to the Issuing Entity, dated April 13, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on April 13, 2016 under Commission File No. 333-207132-02.

Effective as of May 31, 2019, C-III Asset Management LLC has been removed as special servicer under the WFCM 2015-P2 PSA, and Rialto Capital Advisors, LLC has been appointed to act as successor special servicer under the WFCM 2015-P2 PSA. A copy of the related assumption agreement of special servicer dated May 31, 2019 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the April 13, 2016 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 20.1	Assumption Agreement of Special Servicer, dated May 31, 2019

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

20.1	Assumption Agreement of Special Servicer, dated May 31, 2019	(E)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.

(Depositor)

By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Date:  May 31, 2019